EXHIBIT 21.1

CNL LIFESTYLE PROPERTIES, INC.

SUBSIDIARIES OF THE REGISTRANT

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITIES

CLP Alpharetta GA Owner, LLC

CLP Amusement Holding, LLC

CLP Amusement I, LLC

CLP Amusement II, LLC

CLP Amusement III TRS Corp.

CLP Amusement III, LLC

CLP Amusement IV TRS Corp.

CLP Amusement IV, LLC

CLP Amusement V, LLC

CLP Anacapa Marina, LLC

CLP Bakersfield CA Senior Living, LLC

CLP Bakersfield FEC, LLC

CLP Ballena Marina, LLC

CLP Bear Creek Golf, LLC

CLP Beaver Creek Marina TRS Corp.

CLP Beaver Creek Marina, LLC

CLP Beneficiary Blue Corp.

CLP Beneficiary Blue TRS Corp.

CLP Beneficiary Blue, LLC

CLP Beneficiary Whistler Corp.

CLP Beneficiary Whistler TRS Corp.

CLP Beneficiary Whistler, LLC

CLP Bohemia Vista Marina, LLC

CLP Bozeman MT Senior Living, LLC

CLP Brady Mountain Marina TRS Corp.

CLP Brady Mountain Marina, LLC

CLP Branson MO Owner, LLC

CLP Bretton Woods TRS Corp.

CLP Bretton Woods, LLC

CLP Brighton TRS Corp.

CLP Brighton, LLC

CLP Broad Bay Golf, LLC

CLP Burnside Marina TRS Corp.

CLP Burnside Marina, LLC

CLP BW Development TRS Corp.

CLP BW Recreation and Development, LLC

CLP Cabrillo Marina, LLC

CLP Canada Lessee Corp. – British Columbia

CLP Canada Nominee, Inc.

CLP Canyon Springs Golf, LLC

CLP Carmel IN Continuing Care Owner, LLC

CLP Carson City NV Holding, LLC

CLP Carson City NV Owner, LLC

CLP Carson City NV Tenant TRS Corp.

CLP CG TRS Corp.

CLP Charlotte FEC, LLC

CLP Chateau Vestavia AL Senior Living, LLC

CLP Chesterfield MO Owner, LLC

CLP Cinco Ranch Golf, LLC

CLP Clear Creek Golf, LLC

CLP Colony GP, LLC

CLP Colony Holding, LLC

CLP Colony, LP

CLP Copper GP, LLC

CLP Copper, LP

CLP Cranston RI Senior Living, LLC

CLP Crested Butte TRS Corp.

CLP Crested Butte, LLC

CLP Crystal Point Marina, LLC

CLP Cumming GA Senior Living, LLC

CLP Cypress Beneficiary Corp.

CLP Cypress Manager Corp.

CLP Cypress SPE Trust

CLP Cypress Upper Holding Trust

CLP Dallas Market Center GP, LLC

CLP Dallas Market Center, L.P.

CLP Darien Lake TRS Corp.

CLP Darien Lake, LLC

CLP Denver CO Continuing Care Owner, LLC

CLP DMC GP, LLC

CLP DMC, LP

CLP Eagle Cove Marina TRS Corp.

CLP Eagle Cove Marina, LLC

CLP Elitch Gardens TRS Corp.

CLP Elitch Gardens, LLC

CLP Enchanted Village TRS Corp.

CLP Enchanted Village, LLC

CLP Everett WA Senior Living, LLC

CLP Fayetteville AR Owner, LLC

CLP Fayetteville AR Tenant Corp.

CLP Fayetteville GA Owner, LLC

CLP Fossil Creek Golf, LLC

CLP Fox Meadow Golf, LLC

CLP Frontier City TRS Corp.

CLP Frontier City, LLC

CLP Gainesville GA Owner, LLC

CLP Garland GP, LLC

CLP Garland Holding, LLC

CLP Garland, LP

CLP Gatlinburg GP Corp.

CLP Gatlinburg Partnership, LP

CLP Georgia Senior Living Holding, LLC

CLP Georgia SL Tenant TRS Corp.

CLP Godfrey IL Holding, LLC

CLP Godfrey IL Owner, LLC

CLP Godfrey Tenant TRS Corp.

CLP Golf Group, Inc.

CLP Golf I, LLC

CLP Golf II, LLC

CLP Golf III, LLC

CLP Golf IV, LLC

CLP Golf SPE, LLC

CLP Golf V, LLC

CLP Golf VI, LLC

CLP GP Corp.

CLP Granby TRS Corp.

CLP Granby, LLC

CLP Grand Victorian Tenant TRS Corp.

CLP Great Lakes Marina, LLC

CLP GW Corp.

CLP GW GP, LLC

CLP GW Partnership, LLLP

CLP GW Sandusky GP, LLC

CLP GW Sandusky Tenant, LP

CLP GW Sandusky, LP

CLP GW Tenant GP, LLC

CLP GW WI-DEL GP, LLC

CLP GW WI-DEL Tenant, LP

CLP GW WI-DEL, LP

CLP Hacks Point Marina, LLC

CLP Hawaiian Waters TRS Corp.

CLP Hawaiian Waters, LLC

CLP Holding, Inc.

CLP Holly Creek Marina TRS Corp.

CLP Holly Creek Marina, LLC

CLP Hoschton GA Senior Living, LLC

CLP IP Holding Corp.

CLP Jiminy Peak TRS Corp.

CLP Jiminy Peak, LLC

CLP Jonesboro AR Owner, LLC

CLP Knoxville FEC, LLC

CLP La Conner WA Senior Living, LLC

CLP Lake Park Golf, LLC

CLP Lakefront Marina TRS Corp.

CLP Lakefront Marina, LLC

CLP Lakeridge Golf, LLC

CLP Las Vegas Golf, LLC

CLP Laurel Creek GA Holding, LLC

CLP Laurel Creek GA Owner, LLC

CLP Laurel Creek GA Tenant Corp.

CLP Leasehold Golf, LLC

CLP Legacy TRS Corp.

CLP Legacy, LLC

CLP Lending I, LLC

CLP Loon Mountain TRS Corp.

CLP Loon Mountain, LLC

CLP LP Partners Corp.

CLP Magic Spring TRS Corp.

CLP Magic Spring, LLC

CLP Mammoth GP, LLC

CLP Mammoth, LP

CLP Manasquan Marina, LLC

CLP Mansfield Golf, LLC

CLP Marina Holding, LLC

CLP Marina I, LLC

CLP Marina II, LLC

CLP Marina III, LLC

CLP Marina IV, LLC

CLP Marina TRS Corp.

CLP Meadowlark Golf, LLC

CLP Mesa Del Sol Golf, LLC

CLP Mideast Golf, LLC

CLP Midwest Golf, LLC

CLP Mizner Court, LLC

CLP Modesto CA Senior Living, LLC

CLP Moline IL Assisted Living Owner, LLC

CLP Moline IL Holding, LLC

CLP Moline IL Memory Care Owner, LLC

CLP Moline IL Tenant TRS Corp.

CLP Mount Sunapee TRS Corp.

CLP Mount Sunapee, LLC

CLP Mountain High TRS Corp.

CLP Mountain High, LLC

CLP Myrtle Waves TRS Corp.

CLP Myrtle Waves, LLC

CLP Nevada MO Owner, LLC

CLP North Golf, LLC

CLP North Houston FEC, LLC

CLP Northridge CA Senior Living, LLC

CLP Northstar Commercial, LLC

CLP Northstar TRS Corp.

CLP Northstar TRS Parent, Inc.

CLP Northstar, LLC

CLP Okemo Mountain TRS Corp.

CLP Okemo Mountain, LLC

CLP Pacific Park TRS Corp.

CLP Pacific Park, LLC

CLP Painted Hills Golf, LLC

CLP Palm Springs CA Waterpark TRS Corp.

CLP Palm Springs CA Waterpark, LLC

CLP Palmetto Golf, LLC

CLP Partners, LP

CLP Pekin IL Owner, LLC

CLP Peoria AZ Senior Living, LLC

CLP Phoenix AZ Waterpark TRS Corp.

CLP Phoenix AZ Waterpark, LLC

CLP Pier 121 Marina TRS Corp.

CLP Pier 121 Marina, LLC

CLP Pioneer Village Senior Living, LLC

CLP Plantation Golf, LLC

CLP Portland OR Senior Living, LLC

CLP Rapids Waterpark TRS Corp.

CLP Rapids Waterpark, LLC

CLP Retail Beneficiary, LP

CLP Retail Blue Option Trust

CLP Retail Manager Corp.

CLP Retail Manager Holding Corp.

CLP Retail SPE Option Trust

CLP Retail SPE Trust

CLP Retail Upper Holding Trust

CLP Richland Hills FEC, LLC

CLP Royal Meadows Golf, LLC

CLP San Leandro CA Senior Living, LLC

CLP Sandestin GP, LLC

CLP Sandestin, LP

CLP Sandusky Marina TRS Corp.

CLP Sandusky Marina, LLC

CLP Santa Clarita CA Senior Living, LLC

CLP Senior Holding, LLC

CLP SHC Tenant TRS Corp.

CLP Sierra TRS Corp.

CLP Sierra, LLC

CLP Signature of Solon Golf, LLC

CLP Ski Holding, LLC

CLP Ski I, LLC

CLP Ski II, LLC

CLP Ski III, LLC

CLP Ski IV, LLC

CLP Ski Lift TRS Corp.

CLP Ski TRS Corp.

CLP Ski V, LLC

CLP Ski VII, LLC

CLP Ski VIII, LLC

CLP SL II Holding, LLC

CLP SL III Holding, LLC

CLP Snoqualmie TRS Corp.

CLP Snoqualmie, LLC

CLP Snowshoe GP, LLC

CLP Snowshoe, LP

CLP South Houston FEC, LLC

CLP South Mountain Golf, LLC

CLP Southwest Golf, LLC

CLP Splashtown TRS Corp.

CLP Splashtown, LLC

CLP Springdale AR Owner, LLC

CLP Springfield MO Owner, LLC

CLP SR II, LLC

CLP Sterling IL Owner, LLC

CLP Stevens Pass TRS Corp.

CLP Stevens Pass, LLC

CLP Stockbridge GA Owner, LLC

CLP Stratton GP, LLC

CLP Stratton, LP

CLP Sugarloaf TRS Corp.

CLP Sugarloaf, LLC

CLP Sun City Center FL Senior Living, LLC

CLP Sunday River TRS Corp.

CLP Sunday River, LLC

CLP Tampa FEC, LLC

CLP TCV Owner, LLC

CLP TCV TRS Corp.

CLP Tempe FEC, LLC

CLP Traditional Golf I, LLC

CLP TRS Lending Corp.

CLP Tucson FEC, LLC

CLP Valencia Golf, LLC

CLP Ventura Marina, LLC

CLP Village Retail GP, LLC

CLP Village Retail Partnership, LP

CLP Washington IL Owner, LLC

CLP Waterworld TRS Corp.

CLP Waterworld, LLC

CLP West Golf, LLC

CLP Weston Hills Golf, LLC

CLP Weymouth Golf, LLC

CLP White Water Bay TRS Corp.

CLP White Water Bay, LLC

CLP Wilmington NC Senior Living, LLC

CNL Income Talega, LLC

Cypress Jersey Trust-Jersey/Channel Islands

Cypress Personal Property TRS ULC-Canada/Nova Scotia

Grapevine Golf Club, L.P.

Grapevine Golf, L.L.C.

IFDC H20, LLC-Texas

IFDC Property Company, Ltd.-Texas

IFDC-GP, LLC-Texas

TCV Senior Living, LLC

US Canadian Property Alpha Blue Mountain Nominee Corp.-Canada/British Columbia

US Canadian Property Alpha Whistler Nominee Corp.-Canada/British Columbia

US Canadian Property Trust Alpha-Jersey/Channel Islands

WTC-Trade Mart GP, L.L.C.

WTC-Trade Mart, L.P.